UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                       December 20, 2010

     MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

  8285 Tournament Drive Suite 150
       Memphis, Tennessee                                                                                                                                                                                                                               38125
(Address of principal executive offices)                                                                                                                                                                                                   (Zip Code)

Registrant’s telephone number, including area code:                                                                                                           (901) 753-3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 20, 2010, the Registrant issued a press release announcing the settlement of its lawsuit against Peter Berkman and Jeffrey Berkman.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1           Press release, dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Gary C. Wilkerson
Name: Gary C. Wilkerson
Title: Vice President, General Counsel and Secretary
Date: December 20, 2010

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated December 20, 2010.